UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Canterbury Park Holding Corporation
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CANTERBURY PARK HOLDING CORPORATION
1100 Canterbury Road
Shakopee, Minnesota 55379
(952) 445-7223

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 5, 2014

          Notice is hereby given that the Annual Meeting of Shareholders of Canterbury Park Holding Corporation will be held in the Ascot Lounge at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 5, 2014, beginning at 4:00 p.m., Central Daylight Time, for the following purposes:

1.	To elect six directors to hold office until the 2015 Annual Meeting of Shareholders or until their successors are elected;

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

          The Board of Directors has fixed the close of business on April 10, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

          All shareholders are cordially invited to attend the Annual Meeting of Shareholders in person. Whether or not you expect to attend, please vote as soon as possible. If your shares are registered in your name, information regarding how you can vote in person, over the Internet or by mail is provided in the “Important Notice Regarding Availability of Proxy Materials” sent to you, and, if you have received a proxy card, it provides information on how to vote your shares. If you hold shares beneficially through a financial institution, please follow the voting instructions it provides. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

By Order of the Board of Directors,

Randall D. Sampson
President and Chief Executive Officer

Shakopee, Minnesota
April 23, 2014

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS:

Copies of this Notice, the Proxy Statement following this Notice and our Annual Report to Shareholders, which includes the Company’s Annual Report on Form 10-K for its 2013 fiscal year, are available at: http://www.canterburypark.com/AboutCanterbury/InvestorRelations/tabid/166/Default.aspx

CANTERBURY PARK HOLDING CORPORATION

PROXY STATEMENT

CANTERBURY PARK HOLDING CORPORATION

PROXY STATEMENT FOR JUNE 5, 2014 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is being provided on behalf of the Board of Directors of Canterbury Park Holding Corporation (the “Company,” “CPHC” or “we”) in connection with the Annual Meeting of Shareholders to be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 5, 2014, beginning at 4:00 p.m., Central Daylight Time (the “Annual Meeting”). The Board of Directors is soliciting proxies to be voted at the Annual Meeting, and at any adjournment and reconvening of the meeting. We first made this Proxy Statement and the Company’s Annual Report for the fiscal year ended December 31, 2013 available to our shareholders on or about April 24, 2014.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is the purpose of the meeting?

          At our annual meeting, shareholders will act upon the one matter disclosed in the Notice of Annual Meeting of Shareholders that accompanies this Proxy Statement. This is:

•	The election of six directors.

          We will also consider any other business that may be properly presented at the meeting, and management will report on the Company’s performance during the last fiscal year and respond to questions from shareholders.

How does the Board recommend that I vote?

          The Board of Directors recommends a vote “FOR” each of the Company’s six nominees for director.

Who is entitled to vote at the meeting?

If you were a shareholder of record at the close of business on April 10, 2014, you are entitled to vote at the meeting. As of the record date, 4,181,083 shares of common stock were outstanding and eligible to vote.

What is the difference between a shareholder of record and a street name holder?

          If your shares are registered directly in your name, you are considered the “shareholder of record” for those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, and your shares are held by the financial institution or nominee in “street name.” If you are a “street name holder” you will receive a voting instruction card, which is very similar to a proxy card. Please complete that card as directed in order to ensure your shares are voted at the meeting.

What are the voting rights of the shareholders?

          Holders of common stock are entitled to one vote per share. Therefore, a total of 4,181,083 votes are entitled to be cast at the meeting. There is no cumulative voting for the election of directors.

How many shares must be present to hold the meeting?

          A quorum is necessary to hold the meeting and conduct business. The presence of shareholders who can vote at least a majority of the outstanding shares of common stock as of the record date is considered a quorum. A shareholder is counted as present at the meeting if the shareholder is present and votes in person at the meeting or the shareholder has properly submitted a proxy by mail, telephone or Internet.

How do I vote my shares?

          If you are a shareholder of record, you may give a proxy to be voted at the meeting either:

•	Electronically, by following the instructions provided in the Notice of Internet Availability of Proxy Materials or proxy card; or

•	If you received printed proxy materials, you may vote by mail or telephone as instructed on the proxy card.

          If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you received printed proxy materials, you may also vote by mail or telephone by following the instructions provided in the voting instruction card provided to you by your broker, bank, trustee or nominee. The telephone and Internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. You may also vote in person at the meeting as described in “May I vote my shares in person at the meeting?” below.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card?

          It means you hold shares of the Company stock in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card or, if you vote by telephone or via the Internet, vote once for each proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you receive.

May I vote my shares in person at the meeting?

          Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, however, we recommend that you submit your proxy ahead of time so that your vote will be counted if, for whatever reason, you later decide to not attend the meeting.

          If you hold your shares in street name, and then decide to attend the meeting, you may vote your shares in person at the meeting only if you obtain a signed proxy from your broker, bank, trustee or other nominee giving you the right to vote these shares at the meeting.

What vote is required to elect directors?

          The six director nominees receiving the most votes for election will be elected directors.

How are votes recorded and counted?

          Shareholders may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors.

          If you vote ABSTAIN or WITHHOLD, your shares will be counted as present at the meeting for the purposes of determining a quorum. If you ABSTAIN from voting on a proposal, your abstention has the same effect as a vote against that proposal. If you WITHHOLD authority to vote for one or more of the nominees for director, this will have no effect on the election of any director from whom votes are withheld.

          If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange. Shares that constitute broker non-votes will be present at the meeting for the purpose of determining a quorum, but are not considered entitled to vote on the proposal in question. Your broker or nominee may not vote your shares on the election of directors, without instructions from you.

May I change my vote?

          Yes. If you are a shareholder of record, you may change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:

•	By sending a written notice of revocation to our Corporate Secretary;

•	By submitting another properly signed proxy card at a later date to our Corporate Secretary;

•	By submitting another proxy by telephone or via the Internet at a later date; or,

•	By voting in person at the meeting.

          If you are a street name holder, please consult your broker, bank, trustee or nominee for instructions on how to change your vote.

Who pays for the cost of proxy preparation and solicitation?

          We pay for the cost of preparing this proxy statement and this solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of shares held in street name.

          We are soliciting proxies primarily by mail. In addition, proxies may be solicited by telephone or facsimile, or personally by our directors, officers and regular employees. These individuals will receive no compensation (other than their regular salaries) for these services.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?

          In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials to our shareholders by providing access to these documents on the Internet instead of mailing printed copies. In general, you will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or e-mail copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

How can a shareholder present a proposal at the 2015 Annual Meeting?

          In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for the 2015 Annual Meeting the written proposal must be received at our principal executive offices by the close of business on December 20, 2014. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Please review “Other Information – Shareholder Proposals for 2015 Meeting” at the end of this Proxy Statement.

          If a shareholder wishes to present a proposal at the 2015 Annual Meeting that would not be included in our Proxy Statement for that meeting, please review “Other Information – Shareholder Proposals for 2015 Meeting” for more information regarding the steps to be taken to present such a proposal.

How can a shareholder get a copy of the Company’s 2013 Report on Form 10-K?

          Our Annual Report on Form 10-K for the year ended December 31, 2013 is available electronically with this Proxy Statement at the link on the Notice of Annual Meeting above. Our Annual Report on Form 10-K is also available at our website, www.canterburypark.com, by following the “SEC Filings” link in the “Investor Relations” page. If requested, we will provide you copies of any exhibits to the Form 10-K upon payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to the Form 10-K by writing to the Corporate Secretary, 1100 Canterbury Road, Shakopee, MN 55379.

What if I do not specify a choice for a matter when returning a proxy?

          Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares “For” the election of each of the nominees to the board of directors presented in proposal 1.

          If any other matters come up for a vote at the meeting, the proxy holders will vote in line with the recommendations of the board of directors or, if there is no recommendation, at their own discretion.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

          Our Board of Directors is committed to sound and effective corporate governance practices. Our policies are in compliance with the rules of the Securities and Exchange Commission (“SEC”) and listing standards of the NASDAQ Stock Exchange (“NASDAQ”). We also periodically review our governance policies and practices in comparison to those suggested by authorities in corporate governance and the practices of other public companies.

          You can access the charters of our Audit Committee and our Compensation Committee, our Code of Conduct and our Corporate Governance Guidelines in the Investor Relations section of our website at www.canterburypark.com or by writing to the Investor Relations Department at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379, or by emailing our Investor Relations Department at investorrelations@canterburypark.com.

Director Independence

          The Board of Directors has adopted director independence guidelines that are consistent with the definitions of “independence” set forth in NASDAQ’s listing standards. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, each of the following directors qualifies as “independent” under NASDAQ listing standards: Patrick R. Cruzen, Burton F. Dahlberg, Carin J. Offerman, and Dale H. Schenian. Our directors Curtis A. Sampson and Randall D. Sampson are not independent under NASDAQ listing standards. Randall D. Sampson does not qualify as independent because he is our President and Chief Executive Officer. Curtis A. Sampson does not qualify as independent under the NASDAQ listing standards because he is an immediate family member (father) of Randall D. Sampson.

Board Committees and Committee Independence

          Board Committees. Our Board of Directors has established two committees; an Audit Committee and a Compensation Committee. The composition and function of each of these committees are set forth below.

          Audit Committee. The Audit Committee is responsible for the engagement, retention and replacement of the independent auditors, approval of transactions between us and a director or executive officer unrelated to service as a director or officer, approval of non-audit services provided by our independent registered public accounting firm, oversight of our accounting, financial reporting and internal controls and the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters. Grant Thornton LLP, our independent registered public accounting firm, reports directly to the Audit Committee. The Audit Committee operates under a formal charter, which was most recently amended on June 5, 2008. The current members of the Audit Committee are Patrick R. Cruzen (Chair), Burton F. Dahlberg, John L. Morgan, and Carin J. Offerman, each of whom is independent under Rule 10A-3 of the Exchange Act and NASDAQ listing standards. Further, the Board of Directors determined that Mr. Cruzen meets the Securities and Exchange Commission definition of an “audit committee financial expert.” As required by its charter, all of the members of the Audit Committee meet the NASDAQ requirements regarding financial literacy and financial sophistication. The Audit Committee met four times during 2013. The report of the Audit Committee is found on page 10.

          Compensation Committee. The Compensation Committee provides oversight of our overall compensation strategy, reviews and recommends to the Board of Directors the compensation of our Chief Executive Officer and the other executive officers, administers our equity based compensation plans and oversees our 401(k) Plan and similar employee benefit plans. The Compensation Committee operates under a charter that was last amended in June 2008. The current members of the Compensation Committee are Carin J. Offerman (Chair), Patrick R. Cruzen, and Dale H. Schenian, each of whom is independent under NASDAQ listing standards and the independence requirements of the Securities and Exchange Commission. The Compensation Committee met twice during 2013.

Meeting Attendance

          Our Board of Directors meets regularly during the year to review matters affecting CPHC and to act on matters requiring Board approval. The Board formally met five times during 2013, in person or telephonically. Frequently, in person meetings included an executive session without the presence of non-independent directors and management.

          Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. Each of the directors attended at least 75% of the meetings of the Board and committees on which they served during 2013. In addition, all of the directors attended CPHC’s 2013 Annual Meeting of Shareholders.

Selecting Nominees for Election to the Board

          The independent members of our Board of Directors are responsible for recommending who will be presented as the Board’s nominees for election at our annual shareholder meetings. In selecting the nominees, the Board reviews the composition of the full Board to determine the qualifications and areas of expertise needed for effective governance. The Board does not have a formal policy with regard to diversity. Nevertheless in proposing nominees, in addition to minimum requirements of integrity, ability to make independent analytical inquiries, ownership of or commitment to purchase our common stock, and a willingness to devote adequate time and effort to Board responsibilities, the Board seeks to have a board that reflects diversity in relevant business experience, education, skills, business relationships and associations, and personal background, as well as other factors that will contribute to Board oversight of management of the Company.

Nominations by Shareholders

          The Board of Directors will consider qualified individuals proposed by shareholders along with other potential candidates when determining what individuals it will recommend for election at our annual shareholders meeting. Shareholders can submit proposed candidates, together with appropriate biographical information, to the Board of Directors at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: Chief Executive Officer. Submissions will be forwarded to the independent directors for review and consideration. Any shareholder desiring to submit a director candidate for consideration at our 2015 Annual Meeting of Shareholders must ensure that the submission is received by the Company no later than December 20, 2014 in order to provide adequate time for the independent directors to properly consider the candidate.

          Our By-laws provide that shareholders may directly nominate an individual for election to the Board at our shareholders meeting if certain procedures are followed. A shareholder wishing to formally nominate an individual to election to the Board at a future shareholder meeting should follow the procedure set forth below under the caption “Other Information – Shareholder Proposals for 2015 Annual Meeting -- Shareholder Nominations” at the end of this Proxy Statement.

Code of Conduct

          We have adopted a Code of Conduct (the “Code”) applicable to all of our officers, directors, employees and consultants that specifies guidelines for professional and ethical conduct in the workplace. The Code also incorporates a special set of guidelines applicable to our senior financial officers, including the chief executive officer, chief financial officer and others involved in the preparation of the our financial reports, that are intended to promote the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by us and compliance with laws, rules and regulations concerning this periodic reporting.

Contacting the Board of Directors

          Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual director at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual director, as appropriate, depending on the facts and circumstances described in the communication received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

Board Leadership

          The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chair of the Board, although currently the two positions are separated. Both the Chair and Vice Chair, who together are the beneficial owners of approximately 33% of the Company’s stock, are actively engaged in providing leadership at the Board level in regard to matters considered by the Board and in regard to establishing Board priorities.

Board’s Role in Managing Risk

          In general, management is responsible for the day-to-day management of the risks the Company faces, while the Board, acting as a whole and through the Audit Committee, has responsibility for oversight of risk management. Senior management attends the regular meetings of the Board and is available to address questions and concerns raised by the Board related to risk management, and our Board regularly discusses with management identified major risk exposures, their potential financial impact on the Company and steps that can be taken to manage these risks.

          The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Audit Committee reviews the Company’s financial statements and meets with the Company’s independent auditors at regularly scheduled meetings of the Audit Committee to receive reports on the independent auditors’ review of the Company’s financial statements.

Director Compensation

          Compensation information paid to non-employee directors of the Company is set forth under the caption “Director Compensation” on page 14.

PROPOSAL 1

ELECTION OF DIRECTORS

          Currently, seven individuals serve as directors of the Company. One of our current directors, John Morgan, has advised the Board he does not wish to stand for re-election, and the Board has determined to only propose the election of six directors at the 2014 Annual Meeting of Shareholders. In this connection, the Board has amended the Company’s bylaws to reduce the size of the Board to six directors effective as of the 2014 Annual Shareholders Meeting.

          The independent members of the Board of Directors have nominated and recommend for election as our directors the six persons named below, each of whom is a current director of CPHC. The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised us that they would vote for the election of such substitute nominee as the independent members of the Board of Directors may propose.

          Information regarding the experience, qualifications and other attributes that qualify each of the nominees to serve on the Company’s Board is set forth below. In addition, information as to their respective ownership of Company common stock is set forth in the section of this proxy statement below that is captioned under “Security Ownership of Certain Beneficial Owners and Management.”

          PATRICK R. CRUZEN, age 67, has been a director since 2002. From 1996 to present, he has been a consultant for and provided executive recruiting services to the gaming, gaming supply and lottery industries. From 1994 to 1996, he was President and Chief Operating Officer of Grand Casinos, Inc., then a Minnesota public company engaged in owning and managing casinos, and from 1990 to 1994 he was Senior Vice President of Finance and Administration of MGM Grand, Las Vegas, Nevada. During the preceding 18 years, Mr. Cruzen was President or served as senior financial or administrative officer for several casinos operating in Las Vegas. Mr. Cruzen previously served on the board of several public companies in gaming and gaming-related industries, including Cash Systems Inc. from 2004 to 2008 and Majestic Star Casino, LLC from 2005 to 2011. Mr. Cruzen gained his CPA certification in 1972 and is the designated financial expert of the Company’s Audit Committee. Mr. Cruzen provides a vital perspective to the Board in discharging its governance responsibilities due to his background as a seasoned manager of casino operations, as a consultant to the gaming industry, and as an executive with a deep understanding of accounting and finance matters.

          BURTON F. DAHLBERG, age 81, has been a director of the Company since 2004. Since 2003 he has been an independent commercial real estate consultant. From 1987 to 2002, Mr. Dahlberg was President and Chief Operating Officer of Kraus-Anderson Inc., a national firm engaged in commercial real estate development, construction, building management, finance and insurance brokerage services. From 1968 to 1987, Mr. Dahlberg held other, successively more responsible executive positions with Kraus-Anderson Inc. or one of its subsidiaries. In addition, from 1985 to 2005, Mr. Dahlberg was an owner and breeder of thoroughbred race horses and was licensed to race thoroughbreds in Minnesota, Alabama, Florida, Illinois, Indiana, Iowa, Kansas, Kentucky, and Texas. Mr. Dahlberg also served on the board of the Minnesota Thoroughbred Association from 1988 to 1993, was its Vice President in 1989 and its President during 1990 and 1991. Mr. Dahlberg’s knowledge and experience gained from a 35-year career in commercial real estate construction, management and finance is extremely valuable to the Board’s understanding and governance of the Company’s maintenance and improvement of its facilities, as well as the Company’s assessment and pursuit of opportunities for developing its unused and underutilized land.

          CARIN J. OFFERMAN, age 65, has been a director of the Company since 1994. Ms. Offerman is currently engaged in private investment activities and is a principal in Puppy Good Start which provides dog training services. From 1997 to 2000, Ms. Offerman was the President of Offerman & Company, a regional investment banking and retail broker-dealer firm, and from 1990 to 1997 was its Executive Vice President. Prior to 1990, Ms. Offerman served in various capacities with Offerman & Company for the preceding six years, including as registered representative and sales retail manager. Ms. Offerman was a member of the board of the Minnesota Thoroughbred Association from 1993 to 1996 and served as its President in 1993 and 1994. Ms. Offerman has been an owner and breeder of both show horses and thoroughbreds, and she has been or is currently licensed as a horse owner in Minnesota, Iowa and Nebraska. Since 1991 she has been a member of the Minnesota Racing

Commission’s Breeders Fund Advisory Board and its Chair since 2003. As a member of the Company’s Board of Directors, Ms. Offerman brings a unique blend of entrepreneurial experience, knowledge and experience in investment banking and finance, and a deep understanding of the horse industry.

          CURTIS A. SAMPSON, age 80, co-founded the Company in 1994 and has been a director and Chair of its Board since the Company was incorporated. Mr. Sampson founded and has been the Chairman of the Board of Communications Systems, Inc. (“CSI”), a public company principally engaged in manufacturing and selling products for the telecommunications and data communications industries since 1969. Since September 2013 he has been CSI’s Interim C.E.O. and served as its Chief Executive Officer from 1969 to June 2007. Mr. Sampson is a Regent of Augsburg College in Minneapolis, Minnesota and a member of the Emeritus Board of Advisors of the University of Minnesota’s Carlson School of Business. Over the course of his career, Mr. Sampson has served on non-profit boards, telephone industry association boards, private company boards and the following public company boards: Nature Vision, Inc. (2001 to 2009) and Hector Communications Corporation (1990 to 2006). Mr. Sampson is the owner of Sampson Farms (crop farming and a breeder of thoroughbred horses) based in Hector, Minnesota and he is currently, or has been in the past, licensed as a horse owner in Arkansas, Florida, Illinois, Iowa, Kentucky, Minnesota, Nebraska and Oklahoma. The distinctive perspective Mr. C.A. Sampson brings to the board is his extensive and wide ranging knowledge and experience in business, management and corporate finance gained over more than 40 years leading sizable enterprises, his knowledge of the thoroughbred horse racing industry and, as the Company’s largest shareholder, one that has a substantial stake in the Board’s efforts to build shareholder value.

          RANDALL D. SAMPSON, age 56, co-founded the Company with his father and director Dale Schenian in 1994 and has served as its President and Chief Executive Officer and on the Company’s Board of Directors since inception. After graduating from college with a degree in accounting, Mr. Sampson worked for five years in the audit department of Deloitte & Touche where he earned his CPA certification. He subsequently gained experience as a controller of a private company and, thereafter, served as a Chief Financial Officer of a public company before becoming one of the three co-founders of Canterbury Park Holding Corporation in 1994. From 1987 to 1994, R.D. Sampson also managed Sampson Farms, a breeder of thoroughbred horses located in Hector, Minnesota that is owned by his father, C.A. Sampson, the Company’s Board Chair. Since 1999 Mr. Sampson has been a director of Communications Systems Inc. and currently serves on its Audit Committee and chairs its Finance Committee. Mr. Sampson is also a vice president and director of the Thoroughbred Racing Association of North America. Prior to becoming Chief Executive Officer, Mr. Sampson was a horse owner and active in horse industry associations and advisory boards. As the Company’s Chief Executive Officer, Mr. Sampson brings to the Board deep experience in the horse industry, financial expertise and an in-depth understanding of the Company’s personnel, operations, financial results performance, financial position, challenges and opportunities.

          DALE H. SCHENIAN, age 72, co-founded the Company and has been a director since its incorporation in 1994. Mr. Schenian currently serves as the Chair of the Board of City Auto Glass Companies, a company he founded in 1990. From 1990 to 2004, Mr. Schenian was its President and Chief Executive Officer, and under his leadership, City Auto Glass grew from a start-up status to an enterprise with facilities in more than 20 locations in Minnesota, western Wisconsin and northern Iowa. For approximately 30 years preceding launching City Auto Glass, Mr. Schenian either owned or worked for other companies in the highly competitive auto glass industry. In addition to other leadership roles in other business and community organizations, Mr. Schenian served on the board of Bremer Bank from 1984 to 2009. Mr. Schenian, from 1985 to present, has also been an owner and breeder of thoroughbred race horses licensed in Minnesota, Illinois, Texas, Kansas, Oklahoma, Kentucky, Iowa and Nebraska. Mr. Schenian’s perspective is that of one whose career has been dedicated to building businesses in a highly competitive service industry, who has a high degree of knowledge about the horse racing industry and, as one of the Company’s largest shareholders, who has a significant stake in the Board’s efforts to build shareholder value.

Board Voting Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, based upon information available as of April 10, 2014, the beneficial ownership of shares of our common stock (i) by each person known by us to own of record or beneficially five percent or more of our common stock, (ii) by the Named Executive Officers listed in the Summary Compensation Table below, (iii) by each of our directors and director nominees; and, (iv) by all of our current executive officers and directors as a group. Unless otherwise indicated, the persons listed below may be contacted by mail at 1100 Canterbury Road, Shakopee, Minnesota 55379.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class (1)(2)
Curtis A. Sampson	872,504(3)	20.7%

Randall D. Sampson †	620,140(4)	14.7%

Gabelli Asset Management, Inc. One Corporate Center Rye, New York 10580-1435	673,793(5)	16.1%

Dale H. Schenian	503,752(6)	12.0%

John L. Morgan	401,558	9.6%

Carin J. Offerman	97,954	2.3%

David C. Hansen †	37,142	0.9%

Michael J. Garin †	64,433	1.5%

Patrick R. Cruzen	32,704	0.9%

Burton F. Dahlberg	33,307	0.8%

All current directors and executive officers as a group (9 persons)	2,321,294	53.1%

†	Named Executive Officer.

(1)

Shares not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days of April 10, 2014 are treated as outstanding only when determining the amount and percent owned by that person or group.

(2)

Includes the following number of shares that could be purchased upon exercise of stock options exercisable within sixty days of April 10, 2014: Mr. C. Sampson, 24,000 shares; Mr. Schenian, 24,000 shares; Mr. R. Sampson, 40,000 shares; Ms. Offerman, 24,000 shares; Mr. Hansen, 25,000 shares; Mr. Garin, 15,000 shares; Mr. Cruzen, 24,000 shares; Mr. Dahlberg, 17,500 shares; and all director and officers as a group, 193,500 shares.

(3)

Includes 11,300 shares held by Mr. C. Sampson’s spouse as to which beneficial ownership is disclaimed. Also includes 342,200 shares owned by the Marian Arlis Sampson 2012 Family Irrevocable Trust. Marian Arlis Sampson is Mr. C. Sampson’s spouse.

(4)	Includes 342,200 shares owned by the Marian Arlis Sampson 2012 Family Irrevocable Trust. Mr. R. Sampson is trustee of this trust, but disclaims beneficial ownership of any shares held by the trust.

(5)

Based upon a Schedule 13D filed by GAMCO Investors, Inc. on January 29, 2014, which includes shares beneficially owned by Gabelli Funds, GAMCO Asset Management, MJG Associates, Inc., and Teton Advisors, Inc.

(6)	Includes 33,000 shares held by Mr. Schenian’s spouse as to which beneficial ownership is disclaimed.

AUDIT COMMITTEE REPORT

          The Audit Committee of the Board of Directors, consisting of Patrick Cruzen (Chair), Burton Dahlberg, John Morgan and Carin Offerman, held four meetings during fiscal year 2013 with management and our independent registered public accounting firm. These meetings were designed to facilitate and encourage private communication between the Audit Committee and our independent registered public accounting firm.

          The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2013 with management and Grant Thornton, LLP at its meeting on March 26, 2014. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The discussions with Grant Thornton, LLP also included the matters required to be discussed by the applicable Auditing Standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties).

          Grant Thornton, LLP also provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with the Audit Committee.

          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Grant Thornton, LLP has been the Company’s independent registered public accounting firm since August 31, 2009. A representative of Grant Thornton, LLP is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions. The Audit Committee has not yet selected the Company’s independent registered public accounting firm for 2014; it expects to make this determination within approximately 90 days.

Fees Billed and Paid to Independent Registered Public Accounting Firms

          The table below provides a summary of fees paid to Grant Thornton, LLP for professional services rendered for the two fiscal years ended December 31, 2013. See “Further Information Regarding Current and Former Auditors” below.

	2013	2012
Fee Category
Audit Fees	$118,000	$119,000
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$118,000	$119,000

          Audit Fees. This category consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports.

          Audit-Related Fees. This category consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not otherwise reported under “Audit Fees.” The Company paid no audit-related fees to Grant Thornton, LLP in 2012 or 2013.

          Tax Fees. This category consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions. The Company paid no tax fees to Grant Thornton, LLP in 2012 or 2013.

          All Other Fees. This category consists of all fees paid to the independent registered public accounting firm for matters than the three listed above. The Company paid no other fees to Grant Thornton, LLP in 2012 or 2013.

Audit Committee Pre-approval Policies and Procedures

          In addition to approving the engagement of the independent registered public accounting firm to audit our consolidated financial statements, it is the policy of the Audit Committee to approve all uses of that firm for non-audit services prior to any engagement. To minimize relationships that could appear to impair the objectivity of the independent registered public accounting firm, it is the policy of the Audit Committee to restrict the non-audit services that may be provided to us by our independent registered public accounting firm to services that clearly would not compromise the independence of the firm.

EXECUTIVE COMPENSATION PROGRAMS

Role of the Compensation Committee in the Compensation Process

          The Compensation Committee has the following duties and responsibilities:

•	To review, approve and oversee our overall compensation strategy;

•

To review and approve the compensation and other terms of employment of Randall D. Sampson, our Chief Executive Officer, David C. Hansen, our Chief Financial Officer, and Michael J. Garin, our Vice President Non-Gaming Operations (collectively, the “Named Executive Officers”) and other senior officers and key employees, and recommend to the entire Board the compensation and the other terms of employment of these officers;

•

To make recommendations to the Board regarding the amount of directors’ fees and other compensation for Board members, including retainer, Board meeting, committee and committee chair fees and stock option grants or awards;

•

To administer our incentive-based or equity-based compensation plans and periodically consider and recommend changes in existing plans or the adoption of other or additional equity-based compensation plans; and,

•

To provide oversight for our 401(k) Plan, and any similar plans, including matters such as available investment options, performance, participation, administration, and review and approve generally the cost and scope of our other employee benefit plans.

          Under its charter, the Committee has the authority to engage the services of outside advisors, experts and others to assist it in performing its duties. The Committee did not, however, engage an individual or firm to provide any of these services in 2012 or 2013. The Compensation Committee also reviews surveys, reports and other market data against which it measures the competitiveness of our compensation program.

          In discharging its responsibilities, the Compensation Committee solicits certain information and advice from Randall D. Sampson, our President and Chief Executive Officer, and from our Chief Financial Officer, David C. Hansen. These officers participate in the deliberations of the Compensation Committee regarding compensation of other employees, including providing information regarding salary history, historical bonus practices and related financial data, the responsibilities and performance of employees and recommendations regarding the appropriate levels of compensation, but do not take part in deliberations regarding their own compensation.

Objectives of our Compensation Programs

          It is the objective of the Compensation Committee to provide competitive levels of compensation that will attract, motivate and retain executives with superior leadership and management abilities and to provide incentives to executive officers so that we may achieve superior financial performance and to structure the forms of compensation paid to align the interests of our executive officers with those of CPHC. With these objectives in mind, it has been our practice to provide a mix of base salary, bonus compensation, equity-based compensation and retirement compensation. The Compensation Committee has historically set base salary at more than 50% of the total value of executive officer compensation, with cash bonus, the value of long-term equity compensation and retirement compensation comprising the remainder. The Compensation Committee believes that these forms of compensation provide an appropriate combination of fixed and variable pay and incentives for short-term operational performance balanced with incentives to achieve long-term stock price performance.

Information about our Compensation Programs

          As discussed above, our compensation of executives consists of base salary, bonus compensation, equity-based compensation and retirement compensation.

          Base Salary. Base salaries of our executive officers are generally established by reference to base salaries paid to executives in similar positions with similar responsibilities. Base salaries are reviewed annually and adjustments, if any, are usually made in March of each year based primarily on individual and Company performance during the immediately preceding fiscal year. Consideration is given by the Compensation Committee to both measurable financial performance, and subjective judgments by the Compensation Committee based on factors such as development and execution of strategic plans, changes in areas of responsibility, the development and management of employees and participation in industry, regulatory or political initiatives beneficial to our business. The Compensation Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions

          Bonus Compensation. Cash bonuses are intended to provide supervisory employees, including executive officers, with an opportunity to receive additional cash compensation, but only if earned based on individual performance and CPHC’s financial performance. Following the completion of each fiscal year, the Compensation Committee initially determines the amount of bonuses to be paid to the Company’s executive officers, after receiving information from the Chief Financial Officer and the Chief Executive Officer regarding CPHC financial performance and reviews of individual performance. The amount of the bonus is discretionary, based on Company financial performance in the immediately preceding year, as well as the Compensation Committee’s assessment of individual performance of each executive officer in his or her area of responsibility based on objective and subjective factors. Bonuses determined by the Compensation Committee for executive officers are subject to review and approval by all other independent directors. Bonuses are not granted pursuant to a plan, are purely discretionary and the practice of granting bonuses may be changed, suspended or terminated at any time. Bonuses were paid to our Named Executive Officers for 2011, 2012, 2013 performance are presented in the Summary Compensation Table.

          Equity Based Compensation. The Company provides long-term incentive compensation through grants of deferred stock and stock options to executive officers and key employees under the shareholder-approved 1994 Stock Plan (the “Plan”). In 2012, the Named Executive Officers received awards of deferred stock which provided for the issuance of an aggregate of 9,000 shares of common stock. These awards represented 43.9% of all 2012 deferred stock awards to officers and key employees. In 2011 the Named Executive Officers received awards of deferred stock contingent upon the enactment of legislation by December 31, 2012 authorizing the electronic gaming at Canterbury Park and the commencement of such gaming by December 31, 2012. Because these milestones were not achieved by December 31, 2012, these awards are no longer in effect.

          Retirement Plans. The Company has established a 401(k) Plan. The Named Executive Officers may participate in the 401(k) Plan on the same basis as all other employees of the Company. The Company currently makes matching contributions up to 25% of the first 6% the employee contribution from his or her compensation.

Summary Compensation Table

          The following table shows information concerning compensation earned for services in all capacities during 2013, 2012, and 2011 for (i) Randall D. Sampson, who was our Chief Executive Officer in 2013, 2012, and 2011; and (ii) the two next most highly compensated executive officers of our Company whose total compensation was at least $100,000 in 2013 (together referred to as our “Named Executive Officers”).

Name and Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Equity Incentive Awards ($)	All Other Compen- sation ($)	Total ($)
Randall D. Sampson	2013	230,879	11,610	–	–	14,192	256,681
President and Chief	2012	221,999	33,300	–	39,360(3)	3,512	298,171
Executive Officer	2011	214,408	16,081		– (4)	1,000	231,489
David C. Hansen	2013	166,583	9,995		–	2,599	179,177
Vice President of Finance,	2012	160,349	19,242	–	24,600(3)	2,491	206,682
Chief Financial Officer	2011	155,445	10,104	–	– (4)	1,000	166,549
Michael J. Garin	2013	124,013	10,429	–	–	2,114	136,556
Vice President of Non-	2012	119,372	13,787	–	24,600(3)	4,065	161,824
Gaming Operations	2011	115,722	6,943	–	–(4)	1,000	123,665

(1)	Represents bonuses paid to the Named Executive Officers under a discretionary bonus program, which are reported for the years in which the related services were performed.

(2)

Represents options to purchase common stock granted in 2010 and 2009 that vest ratably over three years and six months and expire ten years from the date of grant. The values expressed represent the aggregate grant date fair value for these option awards as determined pursuant to Accounting Standards Codification 718, Compensation – Stock Compensation (“ASC 718”), utilizing the assumptions discussed in Note 1, “Summary of Accounting Policies,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)

On December 13, 2012 the Named Executive Officers received awards of deferred stock that vest ratably over four years. The values expressed represent the aggregate grant date fair value for this deferred stock as determined pursuant to Accounting Standards Codification 718, Compensation – Stock Compensation (“ASC 718”), utilizing the assumptions discussed in Note 1, “Summary of Accounting Policies,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(4)

On September 9, 2011 the Named Executive Officers received awards of deferred stock. The issuance of stock pursuant to these awards was contingent upon the enactment of legislation, on or before December 31, 2012, that authorized the operation of a Racino at Canterbury Park and the commencement of Racino operations pursuant to such authority by December 31, 2014. Under applicable accounting rules no compensation expense was recognized for these awards in 2012 and 2011, and, as no legislation was enacted on or before December 31, 2012 authorizing the operation of a Racino, these awards are no longer in effect.

Employment Arrangements with Named Executive Officers and Post-Employment Compensation

          We do not have any employment agreements with any of our executive officers, each of whom serves “at will.” Additionally, we do not have any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to the Named Executive Officer at, following, or in connection with any termination or change-in-control.

Other Compensation

          The Company does not pay its executive officers compensation other than as described above. In particular the Company does not provide for personal benefits or perquisites (“perks”) as a significant element of compensation of the Named Executive Officers, in particular, or employees of the Company generally.

Outstanding Equity Awards at Fiscal Year-End

          The following table sets forth certain information concerning equity awards outstanding to the Named Executive Officers at December 31, 2013.

	Number of Securities Underlying Unexercised Options
Name	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Randall D. Sampson	10,000 (1)		14.55	02/09/2016
	15,000 (2)		6.00	04/23/2019
	15,000 (3)		8.28	02/25/2020
David C. Hansen	5,000 (1)		14.55	02/09/2016
	10,000 (2)		6.00	04/23/2019
	10,000 (3)		8.28	02/25/2020
Michael J. Garin	7,500 (2)		6.00	04/23/2019
	7,500 (3)		8.28	02/25/2020

(1)	Represents options that were granted on February 9, 2006 that vested ratably over four years and expire ten years from the date of grant.

(2)	Represents options that were granted on April 23, 2009 that vested ratably over three years and six months and expire ten years from the date of grant.

(3)	Represents options that were granted on February 25, 2010 that vest ratably over three years and six months and expire ten years from the date of grant.

DIRECTOR COMPENSATION

Cash Compensation

          Each non-employee director receives a retainer paid at the annual rate of $30,000 for service as a director. In addition, non-employee directors receive compensation for service on Board committees. Members of the Audit Committee receive a retainer paid at the annual rate of $8,000, and the Chair of the Audit Committee receives an additional retainer paid at the annual rate of $4,000. Members of the Compensation Committee receive a retainer paid at the annual rate of $4,000, and the Chair of the Compensation Committee receives an additional retainer paid at the annual rate of $4,000. In addition, in recognition of their additional responsibilities and duties, the Chair and Vice-Chair receive, respectively, monthly payments of $2,083 and $1,250 for their service in these respective capacities.

Equity Compensation

          Non-employee members of our Board receive equity compensation pursuant to the terms of the Company’s 1994 Stock Plan (“Stock Plan”). Under the Stock Plan, the Board has the authority to determine at least 40 days prior to each annual meeting of shareholders equity compensation to be paid to each non-employee director elected or re-elected at such annual meeting, including (1) whether the equity compensation should be in the form of an award of restricted stock or an award of non-qualified stock options (NQSOs), or both, and (2) the number of shares covered by the award or awards. Such awards of restricted stock, or NQSOs, or both, become effective and are paid to those individuals elected or re-elected as non-employee directors at the annual meeting of shareholders following such Board determination. Any award will not vest unless the non-employee director continues to as serve a director until the next following annual meeting of shareholders, and resale of the restricted stock or shares acquired upon exercise of the NQSOs may not occur until two years after the date of the annual meeting at which the awards were effective. Pursuant to Board action on May 30, 2013, each non-employee director received an award of 2,840 shares of restricted stock.

          The following table presents, the cash and other compensation paid by us to each non-employee member of our Board of directors in 2013:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Curtis A. Sampson	$55,000	$30,000	$85,000
Dale H. Schenian	49,000	30,000	79,000
Patrick R. Cruzen	46,000	30,000	76,000
John Morgan	38,000	30,000	68,000
Carin J. Offerman	46,000	30,000	76,000
Burton F. Dahlberg	38,000	30,000	68,000

(1)	Randall D. Sampson, our President and CEO, receives no additional compensation for service as a director.

(2)	Represents a combination of retainers and committee fees received in 2013 as described above.

(3)

Represents restricted stock granted on May 30, 2013 that vests 100% on May 30, 2014 and will be subject to restrictions on resale for an additional year. The values expressed represent the aggregate grant date fair value for these fiscal 2013 restricted stock awards as determined pursuant to Accounting Standards Codification 718, Compensation – Stock Compensation (“ASC 718”), utilizing the assumptions discussed in Note 5, “Stock Based Compensation,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

          Since the beginning of 2013, we have not entered into any transaction, and there are no currently proposed transactions, in which we were or are to be a participant and in which any related person had or will have a direct or indirect material interest.

          The charter of our Audit Committee provides that the Audit Committee is responsible for reviewing, approving and providing oversight in regard to related party transactions. Our Code of Conduct also prohibits our employees , including our executive officers, and our directors from engaging in conflict of interest transactions, certain of which may be also be transactions in which we and a related person has or will have a direct or indirect material interest. By its charter, the Audit Committee is empowered to periodically review the Code of Conduct, as well as any other programs established to monitor compliance with any CPHC codes of conduct or business ethics policies established in the future.

          While we do not have a written policy regarding the standards to be applied by our Audit Committee in reviewing conflict of interest transactions, the provisions of Minnesota law provide for a procedure to be applied to such transactions which focuses on full disclosure of all of the material facts of the transaction to us, approval of the transaction by disinterested directors, and a showing that the transaction was fair and reasonable to us at the time it was authorized, approved, or ratified. We believe the Audit Committee would apply these same standards to any potential transaction in which we are to be a participant and in which any related person had or will have a director or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that executive officers and directors and beneficial holders of 10% or more of our securities file reports of their beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. According to our records, during the period from January 1, 2013 through December 31, 2013, a Form 4 was not timely filed in connection with the following transactions in the Company’s Common Stock: issuance of common stock to Mr. Cruzen, Mr. Dahlberg, Mr. Morgan, Ms. Offerman, Mr. C. Sampson, and Mr. Schenian in May of 2013. A Form 4 for each of the above transactions was subsequently filed with the SEC. According to our records, all other reports required have been timely filed.

OTHER INFORMATION

Shareholder Proposals for 2015 Annual Meeting

          The proxy rules of the Securities and Exchange Commission permit our shareholders, after timely notice to us, to present proposals for shareholder action in our proxy statement where these proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by CPHC action in accordance with the Commission’s proxy rules. The next annual meeting of the shareholders of Canterbury Park Holding Corporation is expected to be held on or about June 4, 2015 and proxy materials in connection with that meeting are expected to be mailed on or about April 22, 2015. Shareholder proposals prepared in accordance with the Commission’s proxy rules must be received at our corporate office, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: President, by December 20, 2014, in order to be considered for inclusion in the Board of Directors’ Proxy Statement and proxy card for the 2015 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

          Our Bylaws establish an advance notice procedure with regard to (i) business shareholders may wish to present directly at an annual meeting of our shareholders and (ii) the nomination by shareholders of candidates for election as directors.

          Properly Brought Business. Our Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of CPHC of that shareholder’s intention to bring that business before the meeting. To be timely, the notice must be given by the shareholder to the Secretary of CPHC not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of our Bylaws, which are available for inspection by our shareholders at our principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with our Bylaws.

          Shareholder Nominations. Our Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of CPHC prior to the meeting at which directors are to be elected. To be timely, the notice must be given by a shareholder to the Secretary of CPHC not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. The notice to us from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of our Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, that person would not be eligible for election as a director.

Annual Report

          For its annual report to shareholders, the Company is providing its Annual Report on Form 10-K for fiscal 2013 as filed with the Securities and Exchange Commission with connection with paper and electronic deliveries of this proxy statement, and it is also available at http://www.canterburypark.com/AboutCanterbury/InvestorRelations/tabid/166/Default.aspx. Shareholders may also request our 2013 Annual Report on Form 10-K as filed with the Securities and Exchange Commission by writing to the Secretary of CPHC at our address on the first page of this Proxy Statement.

Other Matters

          Management knows of no other matters that will be presented at this 2014 Annual Meeting of Shareholders. If any other matters are properly presented at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

By Order of the Board of Directors,

Randall D. Sampson
President and Chief Executive Officer

CANTERBURY PARK HOLDING CORPORATION
1100 CANTERBURY ROAD
SHAKOPEE, MN 55379

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For	Withhold	For All	To withhold authority to vote for any All All Except individual nominee(s), mark “ For All Except ” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐
Nominees

01 Patrick R. Cruzen 02 Burton F. Dahlberg 03 Carin J. Offerman 04 Curtis A. Sampson 05 Randall D. Sampson
06 Dale H. Schenian

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

For address change/comments, mark here. (see reverse for instructions)				☐
		Yes	No

Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

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CANTERBURY PARK HOLDING CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

June 5, 2014
4:00 p.m. Central Daylight Time

Canterbury Park Holding Corporation
1100 Canterbury Road
Shakopee, Minnesota

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

Canterbury Park Holding Corporation 1100 Canterbury Road Shakopee, Minnesota 55379

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick R. Cruzen, Carin J. Offerman, and Randall D. Sampson, or any of them, as proxies, with full power of substitution, to vote all the shares of common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Canterbury Park Holding Corporation to be held Thursday, June 5, 2014 at 4:00 p.m. Central Daylight Time at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “ FOR ” EACH NOMINEE NAMED IN PROPOSAL 1.

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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